Exhibit 99.1

IMPORTANT SPECIAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time (5:59 p.m., Honolulu Time), on XXXXXX XX, 2013. Vote by Internet • Go to www.investorvote.com/ALEX • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. • Follow the instructions provided by the recorded message X Special Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. For Against Abstain For Against Abstain 1. A proposal to approve the issuance of shares 2. A proposal to approve, if necessary, the adjournment of the of A&B common stock in the merger of GPC A&B special meeting to solicit additional proxies in favor of Holdings, Inc. with and into A&B II, LLC, a Proposal 1. direct, wholly owned subsidiary of A&B, pursuant to the Agreement and Plan of Merger, dated as of June 6, 2013, by and among A&B, A&B II, LLC, Grace Pacific Corporation, GPC Holdings, Inc. and David C. Hulihee, in his capacity as the shareholders’ representative. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 01OJEA

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Alexander & Baldwin, Inc. 822 Bishop Street, Honolulu, Hawaii 96813 PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, [•], 2013 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints C.G. King and S.M. Kuriyama, and each of them, proxies with full power of substitution, to vote the shares of stock of Alexander & Baldwin, Inc., which the undersigned is entitled to vote at the Special Meeting of Shareholders of A&B to be held on [day], [date], 2013, and at any adjournments thereof, on the matters set forth in the Notice of Special Meeting and Proxy Statement/Prospectus, as stated on the reverse side. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. (continued and to be marked, dated and signed, on other side)